                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934



    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  September 2, 1999



                          CREDIT CONCEPTS, INC.
             -----------------------------------------------
             (Name of registrant as specified in its charter)




        Oregon                   333-66853                  91-1236587
------------------------  ------------------------    ----------------------
(State or other jurisdic- (Commission File Number)       (I.R.S. Employer
  tion of incorporation)                              Identification Number)




          2149 Centennial Plaza, Suite 2, Eugene, Oregon    97401
        -----------------------------------------------------------
        (Address of principal executive offices)          (Zip Code)




   Registrant's telephone number, including area code:  (541) 342-8545



                                   N/A
      -------------------------------------------------------------
      (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS

Effective on September 1, 1999, Yergen and Meyer, LLP merged its practice with Moss Adams LLP and, accordingly, the independent certified public accountant for future filings for Credit Concepts, Inc. will be Moss Adams LLP. Yergen and Meyer, LLP audited the Company's financial statements as of July 31, 1998 and for the periods from inception on October 27, 1997 to December 31, 1997 and January 1, 1998 to July 31, 1998, and rendered its unqualified opinion thereon. There have not been any disagreements between the Company and Yergen and Meyer, LLP up to the date of this Form 8-K, nor did Credit Concepts, Inc. consult with Moss Adams LLP prior to the merger.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial statements of businesses acquired:

               None

          (b)  Pro forma financial information:

               None

          (c)  Exhibits:

               None.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CREDIT CONCEPTS, INC.



Date:  September 2, 1999           By: /s/ Tom W. Palmer
                                   ------------------------------
                                       Tom W. Palmer, President